UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2011

Date of reporting period: July 1, 2010 — December 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNGAX

Putnam International Value Fund

Semiannual report 12|31|10

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
International Value
Fund

Semiannual report
12 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	21

Financial statements	22

Message from the Trustees

Dear Fellow Shareholder:

The global recovery continued to solidify in the final months of 2010, with economies around the world experiencing economic growth. In the United States, corporations are emerging from the Great Recession in strong financial health. Putnam’s investment team believes the outlook for U.S. equities is further bolstered by low short-term interest rates and the extension of current tax rates. Another sign of the positive outlook for equities was that traditionally safe-haven U.S. Treasuries experienced their first setback in several years, as investors sought higher potential returns in riskier assets.

Although the global recovery continues, a range of fiscal and monetary circumstances around the world contributes to a global investment mosaic that is more varied than in recent years. Europe struggles with debt issues at a time when emerging markets are striving to dampen inflationary growth. This divergence may well lead to future market volatility. However, we believe it may also lead to additional opportunities for active, research-focused managers like Putnam.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A value approach to international investing

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also become more available to U.S. investors. New markets for equity investing were established as communist economies transitioned to capitalism, and investor-friendly reforms helped give investors greater transparency and sound legal footing.

Investing in companies located in different economic systems may provide your portfolio with valuable diversification, particularly during a downturn in the U.S. economy. International economies generally follow a different business cycle than that of the United States and may be growing while the U.S. economy is sluggish. Investing in securities denominated in foreign currencies provides further diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar.

Since 1996, Putnam International Value Fund has sought to benefit from positive changes taking place in companies outside the United States by investing mainly in stocks of large and midsize companies. The fund’s manager looks for financially strong companies that appear to be priced attractively and poised to experience positive changes. The fund’s goal is to identify companies that are undertaking new business strategies to compete in a dynamic global economy, or companies that are the beneficiaries of change, such as industry deregulation, privatization, corporate restructuring, and mergers.

To gather information about this wide variety of companies and markets, the manager is supported by Putnam analysts based in Boston, London, and Singapore. In all decisions, the manager is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth. The fund seeks to combine the potential benefits of international investing with a value-driven approach so that it may successfully serve as the international portion of a broadly diversified portfolio.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves special risks and may result in losses. Value stocks may fail to rebound, and the market may not favor value-style investing.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Quality The manager considers high-quality characteristics such as solid management and sound business models that create strong cash flows.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow The manager examines each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and targets those companies believed to offer attractive and sustainable cash flow.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Darren Jaroch

Darren, how did Putnam International Value Fund perform for the six-month period ended December 31, 2010?

Putnam International Value Fund delivered strong results in the second half of 2010, the average return of its Lipper outperforming both its benchmark and the average return of its Lipper peers. For the period, the fund’s class A shares returned 27.85%, besting the benchmark S&P Developed Ex-U.S. LargeMidCap Value Index, which returned 24.63%, and the average return for Lipper International Large-Cap Value Funds, which was 24.51%. Currency exposures led to a small, positive addition to overall fund returns in the period. This was due to modest overweights, relative to the benchmark, in developed and developing market currencies that appreciated versus the dollar. We selectively hedged the risk of foreign exchange fluctuations in developed markets by purchasing forward currency contracts, a type of derivative, but this did not cancel out the positive movement of some currencies.

Overall, the environment for international stocks was cautiously bullish in the period, with growing signs of a strengthening global economy. We experienced some bouts of volatility early in the second half of the year when Europe’s sovereign debt crisis dramatically appeared; however, those events did not keep the upward march halted for long. The fourth quarter provided another strong rally, with intermittent volatility hiccups providing more strategic buying opportunities in the face of the market’s upward climb.

What factors drove the fund’s outperformance?

During the period, we tended to take slightly overweight sector positions relative to the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

benchmark than has historically been the case. This was mainly a function of the opportunities presented from bottom-up stock selection and a market largely influenced by macroeconomic issues. Fund positions reflected confidence in the recovery cycle, with overweights to sectors such as consumer discretionary, basic materials, and industrials, and remained underweight a number of the more defensive sectors, such as utilities, telecommunications, and health care. Lastly, our underweight to the financials sector — particularly in Europe — benefited performance as sovereign debt concerns and bank funding models weighed on the sector’s fortunes.

Can you highlight some stocks that contributed to the fund’s performance?

The fund’s top performer was Teck Resources, a diversified mining, mineral processing, and metallurgical company in Canada. From a macro standpoint, our team has been bullish on producers of metallurgical coal and copper for some time. Demand for these commodities has grown due to consumption in China, yet production has remained capacity constrained, putting current coal and copper producers on strong footing.

After identifying value in Teck, we met with the company’s management, which led us to add to the fund’s position in the stock. That bottom-up work paid off as the stock produced a nearly 65% return for the year.

Italian conglomerate Fiat was another strong performer over the second half of 2010, and is a good example of an undervalued group of cyclical assets. While known for its auto business, Fiat operates an underappreciated group of industrial assets that appeared to be mispriced. It has exposure to a number of areas that performed well over the full cycle — namely, auto, agricultural, and construction equipment as well as commercial vehicles (trucks).

With all of these end markets improving, we believed that the potential catalysts would

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

provide strong upside value to its shares. In April, it was announced that the company intended to spin off the auto business from the industrial business, which we believed would crystallize our positive view on each of the separate businesses. As the global economy continued to find its footing in the second half of 2010, Fiat shares outperformed thebenchmark and provided solid returns for the fund.

Can you highlight any holdings that detracted from performance?

Our biggest detractor in the second half of the year was Bank of Ireland. Although the fund had an underweight position in financials, we initiated a small position in Bank of Ireland because we believed the early-adopted Irish austerity programs would place Ireland in a stronger economic position than its European counterparts. However, in the second half of the year, it became clear that Bank of Ireland would not be able to remain solvent, given its high cost of funding, and that a government takeover of Ireland’s financial system was inevitable. We sold out before the collapse of the stock, but not before sustaining notable losses.

Earlier you characterized the market as “cautiously bullish.” What market risks are you keeping an eye on?

We see three primary risks internationally right now. The first is European sovereign debt. For example, we expect to see Spain refinance quite a bit of debt in April. And although the market is not focused on it, such refinancing can present problems depending on the funding scenario and the current state of the global economy.

Second, many international stocks depend on the strength of the Chinese economy. So

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 12/31/10. Short-term holdings are excluded. Holdings will vary over time.

far, China’s policymakers have maneuvered very well through the country’s tightening phase, which is largely directed at property and inflation expectations. However, as we proceed into 2011, it will be important to monitor Chinese policy and its potential for unintended consequences for growth, including a hard landing for the economy.

The third risk pertains to more developed markets, where countries have massive deficits with hugely supportive monetary and fiscal policies that are clearly not sustainable over the long term. The important question for these markets is: Will the monetary and fiscal policies be left in place long enough to provide long-term stabilization, while avoiding inflationary pressures?

What is your outlook for the market?

As we move into 2011, the risk of a developed-market double-dip recession has largely abated. We have seen a resilient equity market with a number of positive tail winds heading into the new year. We have the continued stimulus in much of the developed world lending support to asset prices in general — and equities in particular. Additionally, there have been early indications that equity flows have begun to rebound from the historical outflows of the past few years. The bond markets have been the primary beneficiary of this phenomenon. Lastly, and most importantly, valuations remain quite reasonable in our view over many areas of the market. We view these factors as quite supportive of a continued bid to the equity markets. It is our view that the developed-market economies will continue to expand and that the emerging economies will continue their strong growth, albeit at a slower pace.

Despite our largely positive views, it is worth recapping a number of risks that could potentially cause volatility in 2011. First, sovereign debt concerns will likely continue to plague the European expansion, particularly as some

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

of the sovereign refinancing needs approach in the first half of the year. Second, as the Chinese authorities continue to wage a battle against inflation, there is a possible risk of policy mistakes that could bring about an unexpected hard landing of this important world economy. Lastly, the difficult fiscal conditions in the developed world may bring about difficult choices, such as austerity, that could potentially derail confidence from both the consumer and corporate sectors.

In summary, our view is constructive on the equity markets relative to other asset classes in 2011. The global economic recovery continues to expand, and we expect this to continue to be supportive of equity values in the medium term. Global imbalances and risks will continue to make for periods of volatility and will be closely watched as we look to continue to gain exposure to stocks with supportive yields and valuations.

Thank you for your time today, Darren.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren Jaroch has a B.A. from Hartwick College. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1996.

IN THE NEWS

The World Bank expects developing nations to continue to lead global growth in 2011. In its Global Economic Prospects report, the World Bank projects that the global economy is moving to a slower, but solid growth trajectory for the coming year. Global GDP is estimated to slow to 3.3% in 2011, down from 3.9% in 2010. The bank also estimates a 6% growth rate for developing countries, compared with 2.4% for “high-income countries.” Still, the bank cites risks to developing-nation growth, including volatility in commodity prices and capital inflows, and European sovereign debt issues.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/1/96)		(8/1/96)		(2/1/99)		(8/1/96)		(12/1/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.21%	5.77%	5.40%	5.40%	5.43%	5.43%	5.67%	5.41%	5.94%	6.42%

10 years	28.43	21.08	19.06	19.06	19.28	19.28	22.06	17.77	25.25	32.01
Annual average	2.53	1.93	1.76	1.76	1.78	1.78	2.01	1.65	2.28	2.82

5 years	–0.13	–5.86	–3.88	–5.36	–3.86	–3.86	–2.71	–6.14	–1.47	1.06
Annual average	–0.03	–1.20	–0.79	–1.10	–0.78	–0.78	–0.55	–1.26	–0.30	0.21

3 years	–27.09	–31.28	–28.72	–30.85	–28.69	–28.69	–28.22	–30.74	–27.65	–26.59
Annual average	–10.00	–11.75	–10.67	–11.57	–10.66	–10.66	–10.46	–11.52	–10.23	–9.79

1 year	7.29	1.15	6.50	1.50	6.50	5.50	6.75	3.02	6.97	7.57

6 months	27.85	20.51	27.33	22.33	27.23	26.23	27.34	22.82	27.59	27.83

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 12/31/10

	S&P Developed Ex-U.S.	Lipper International Large-Cap
	LargeMidCap Value Index	Value Funds category average*

Annual average (life of fund)	6.87%	6.55%

10 years	76.87	53.68
Annual average	5.87	4.20

5 years	20.56	6.37
Annual average	3.81	1.19

3 years	–16.42	–24.68
Annual average	–5.80	–9.08

1 year	10.02	5.19

6 months	24.63	24.51

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/10, there were 115, 115, 99, 70, 46, and 24 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.133		$0.043	$0.056	$0.083		$0.115	$0.159

Capital gains	—		—	—	—		—	—

Total	$0.133		$0.043	$0.056	$0.083		$0.115	$0.159

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/10	$7.88	$8.36	$7.77	$7.81	$7.88	$8.17	$7.78	$7.91

12/31/10	9.94	10.55	9.85	9.88	9.95	10.31	9.81	9.95

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 6/30/10*	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Annualized expense ratio for the six-month period
ended 12/31/10	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a new management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2010, to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.04	$12.32	$12.31	$10.89	$9.47	$6.60

Ending value (after expenses)	$1,278.50	$1,273.30	$1,272.30	$1,273.40	$1,275.90	$1,278.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2010, use the following calculation method. To find the value of your investment on July 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.12	$10.92	$10.92	$9.65	$8.39	$5.85

Ending value (after expenses)	$1,018.15	$1,014.37	$1,014.37	$1,015.63	$1,016.89	$1,019.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P Developed Ex-U.S. LargeMidCap Value Index is an unmanaged index of mostly large-and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

Consideration of a proposed amended and restated management contract

At their meeting on December 10, 2010, the Trustees of the fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), approved an amended and restated management contract with Putnam Management. In substance, the amended and restated management contract differed from the existing management contract only in that it provided for a new index of securities prices (“performance index”) for use, prospectively, in calculating performance adjustments to the fund’s base management fee.

In considering whether to approve the amended and restated management contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s existing management contract with Putnam Management in June 2010. Because, other than the difference in performance index, the effective date of the contract, and the initial term of the contract (through June 30, 2011), the amended and restated management contract was identical to the fund’s existing management contract, the Trustees relied to a considerable extent on their previous approval of the continuance of the fund’s existing management contract, which is described below.

The proposed amended and restated management contract provided that the MSCI EAFE Value Index (ND) would be the performance index used in calculating performance adjustments to the fund’s base management fee. The S&P Developed/Ex-U.S. LargeMidCap Value Index is the fund’s performance index under the existing management contract. In approving the change in performance index for the fund, the Trustees considered information provided by Putnam Management, including, among other things comparative data regarding the characteristics (e.g., capitalization, risk, sector weightings, and country weightings), and returns over various periods, of the fund, the S&P Developed/Ex-U.S. LargeMidCap Value Index and the MSCI EAFE Value Index (ND), as well as hypothetical examples comparing what performance adjustments would have occurred to base management fees under both the current and proposed contracts, had the fund been calculating performance adjustments since January 1, 2010.

The Trustees also considered Putnam Management’s belief that the MSCI EAFE Value Index (ND) is more widely recognized, in particular by financial intermediaries and investment professionals, than the S&P Developed/Ex-U.S. LargeMidCap Value Index and that MSCI provides strong support and service to users of its indices (e.g., servicing during index rebalancing periods). In addition, they noted that the use of the MSCI EAFE Value Index (ND) would be more consistent with other Putnam large-cap international funds that have performance fees.

After considering the factors described above relating to the performance index under the proposed amended and restated management contract, and taking into account all of the factors considered, as described below, as part of the recent approval of the continuance of the fund’s current management contract in June 2010, the Trustees, including the Independent Trustees, approved the proposed amended and restated management contract. The proposed amended and restated management contract is subject to shareholder approval.

General conclusions in connection with the Trustees’ previous approval of the continuance of the fund’s existing management contract

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management, the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 1st quintile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate marketplaces. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper International Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	4th

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 132, 105 and 77 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of your fund’s fourth-quartile performance for the three-year and five-year periods ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance. The Trustees also considered the actions taken by Putnam Management intended to improve performance, including the following actions:

• Hiring a new chief investment officer to oversee the investment division.

• Increasing accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. In January 2010, a new portfolio manager took over sole responsibility for managing the fund’s investments. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

• Clarifying its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthening its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

• Realigning the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted

that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2010, Putnam employees had approximately $345,000,000 and the Trustees had approximately $67,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 12/31/10 (Unaudited)

COMMON STOCKS (98.4%)*	Shares	Value

Airlines (1.4%)
Qantas Airways, Ltd. (Australia) †	558,042	$1,451,232

Singapore Airlines, Ltd. (Singapore)	226,540	2,698,059

		4,149,291
Automotive (4.4%)
Fiat SpA (Italy)	126,916	2,618,559

Nissan Motor Co., Ltd. (Japan)	615,700	5,862,726

Porsche Automobil Holding SE (Preference) (Germany)	20,851	1,663,375

Volkswagen AG (Preference) (Germany)	17,706	2,874,215

		13,018,875
Banking (15.4%)
Banco Bradesco SA ADR (Brazil) S	122,015	2,475,684

Banco Santander Central Hispano SA (Spain)	301,983	3,201,299

Barclays PLC (United Kingdom)	913,466	3,727,455

BNP Paribas SA (France)	80,229	5,107,515

China Construction Bank Corp. (China)	2,452,000	2,198,693

Danske Bank A/S (Denmark) †	152,907	3,922,310

HSBC Holdings PLC (London Exchange) (United Kingdom)	748,484	7,600,279

Industrial & Commercial Bank of China (China)	2,048,000	1,525,527

Mitsubishi UFJ Financial Group, Inc. (Japan)	281,500	1,522,278

Mizuho Financial Group, Inc. (Japan)	1,041,200	1,962,350

National Australia Bank, Ltd. (Australia)	61,890	1,501,776

National Bank of Canada (Canada) S	62,320	4,289,469

National Bank of Greece SA (Greece) †	64,262	519,864

Societe Generale (France)	28,572	1,536,607

Sumitomo Mitsui Financial Group, Inc. (Japan)	120,900	4,307,007

		45,398,113
Beverage (1.2%)
Anheuser-Busch InBev NV (Belgium)	27,925	1,598,148

Britvic PLC (United Kingdom)	244,918	1,807,826

		3,405,974
Broadcasting (0.9%)
Mediaset SpA (Italy)	448,940	2,717,859

		2,717,859
Cable television (0.9%)
Kabel Deutschland Holding AG (Germany) †	57,164	2,665,735

		2,665,735
Chemicals (3.5%)
BASF SE (Germany)	33,926	2,708,240

Lanxess AG (Germany)	34,450	2,722,431

Nitto Denko Corp. (Japan)	46,600	2,195,676

Petronas Chemicals Group Bhd (Malaysia) †	208,900	373,967

Syngenta AG (Switzerland)	7,740	2,266,720

		10,267,034
Commercial and consumer services (2.2%)
Edenred (France) †	124,101	2,939,656

Kloeckner & Co., AG (Germany) † S	71,973	2,021,494

LG Corp. (South Korea)	20,723	1,613,483

		6,574,633

COMMON STOCKS (98.4%)* cont.	Shares	Value

Communications equipment (0.7%)
Nokia OYJ (Finland)	205,160	$2,123,312

		2,123,312
Computers (0.9%)
Fujitsu, Ltd. (Japan)	378,000	2,630,820

		2,630,820
Conglomerates (1.9%)
Mitsui & Co., Ltd. (Japan)	253,000	4,179,268

Vivendi (France)	51,018	1,378,018

		5,557,286
Construction (1.8%)
Carillion PLC (United Kingdom)	427,465	2,562,614

HeidelbergCement AG (Germany)	41,028	2,572,962

		5,135,576
Consumer (1.1%)
Christian Dior SA (France)	8,049	1,150,535

Pandora A/S (Denmark) †	35,501	2,139,727

		3,290,262
Consumer goods (1.6%)
Henkel AG & Co. KGaA (Germany)	36,811	2,290,538

Reckitt Benckiser Group PLC (United Kingdom)	45,115	2,480,158

		4,770,696
Distribution (0.9%)
Travis Perkins PLC (United Kingdom)	155,887	2,572,142

		2,572,142
Electric utilities (2.2%)
Atco, Ltd. Class I (Canada)	44,400	2,638,132

CEZ AS (Czech Republic)	58,826	2,459,197

Fortum OYJ (Finland)	48,236	1,453,157

		6,550,486
Electrical equipment (1.6%)
LS Corp. (South Korea)	14,525	1,379,632

Mitsubishi Electric Corp. (Japan)	317,000	3,326,977

		4,706,609
Electronics (2.8%)
Asustek Computer, Inc. (Taiwan)	326,000	3,095,715

Rohm Co., Ltd. (Japan)	34,100	2,226,287

Venture Corp., Ltd. (Singapore)	385,000	2,775,153

		8,097,155
Engineering and construction (0.9%)
Vinci SA (France)	50,157	2,728,303

		2,728,303
Financial (1.0%)
ORIX Corp. (Japan)	28,710	2,825,732

		2,825,732
Food (2.9%)
Kerry Group PLC Class A (Ireland)	97,998	3,272,020

Suedzucker AG (Germany)	76,809	2,046,400

Toyo Suisan Kaisha, Ltd. (Japan)	149,000	3,316,617

		8,635,037
Insurance (5.8%)
ACE, Ltd.	52,686	3,279,704

AIA Group, Ltd. (Hong Kong) †	250,600	704,440

Allianz SE (Germany)	33,913	4,032,688

AXA SA (France)	236,510	3,937,304

COMMON STOCKS (98.4%)* cont.	Shares	Value

Insurance cont.
ING Groep NV (Netherlands) †	195,831	$1,906,307

Prudential PLC (United Kingdom)	311,441	3,244,528

		17,104,971
Lodging/Tourism (0.7%)
TUI Travel PLC (United Kingdom)	574,587	2,206,191

		2,206,191
Manufacturing (0.5%)
Smiths Group PLC (United Kingdom)	73,929	1,435,435

Xinjiang Goldwind Science & Technology Co., Ltd. (China) †	32,800	67,938

		1,503,373
Media (0.8%)
WPP PLC (Ireland)	192,080	2,365,013

		2,365,013
Metals (3.8%)
Rio Tinto PLC (United Kingdom)	44,924	3,143,297

Teck Resources, Ltd. Class B (Canada)	72,400	4,493,818

Xstrata PLC (United Kingdom)	149,934	3,520,304

		11,157,419
Natural gas utilities (2.1%)
Centrica PLC (United Kingdom)	448,234	2,318,028

GDF Suez (France)	49,514	1,777,675

Tokyo Gas Co., Ltd. (Japan)	466,000	2,066,519

		6,162,222
Office equipment and supplies (1.4%)
Canon, Inc. (Japan)	77,700	4,029,527

		4,029,527
Oil and gas (10.3%)
BP PLC (United Kingdom)	704,841	5,117,488

Cairn Energy PLC (United Kingdom) †	367,703	2,408,495

Nexen, Inc. (Canada)	151,515	3,470,158

Petroleo Brasileiro SA ADR (Brazil)	92,000	3,481,280

Royal Dutch Shell PLC Class B (United Kingdom)	256,675	8,466,292

Statoil ASA (Norway)	101,582	2,416,709

Technip SA (France)	11,968	1,105,808

Total SA (France)	74,364	3,942,630

		30,408,860
Pharmaceuticals (7.3%)
Astellas Pharma, Inc. (Japan)	76,400	2,912,762

Fujirebio, Inc. (Japan)	96,500	3,887,103

Novartis AG (Switzerland)	131,003	7,708,122

Sanofi-Aventis (France)	54,859	3,510,023

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	42,800	2,231,164

UCB SA (Belgium)	37,891	1,300,595

		21,549,769
Photography/Imaging (0.4%)
Altek Corp. (Taiwan)	829,418	1,258,202

		1,258,202
Power producers (0.3%)
China WindPower Group, Ltd. (China) †	9,200,000	923,196

		923,196
Publishing (0.4%)
United Business Media, Ltd. PLC (Ireland)	100,597	1,082,514

		1,082,514

COMMON STOCKS (98.4%)* cont.	Shares	Value

Real estate (2.2%)
CFS Retail Property Trust (Australia) R	841,295	$1,515,993

Dexus Property Group (Australia)	1,297,177	1,055,851

Japan Retail Fund Investment Corp. (Japan) R	1,205	2,311,142

Soho China, Ltd. (China)	2,067,500	1,537,392

		6,420,378
Retail (1.8%)
JB Hi-Fi, Ltd. (Australia) S	49,559	908,264

Myer Holdings, Ltd. (Australia)	181,608	660,085

PCD Stores, Ltd. (China)	7,406,000	2,219,990

PPR SA (France)	9,504	1,512,285

		5,300,624
Telecommunications (4.2%)
BCE, Inc. (Canada) S	88,093	3,127,279

China Mobile, Ltd. (China)	161,500	1,603,988

Tele2 AB Class B (Sweden)	107,659	2,239,804

Vodafone Group PLC (United Kingdom)	2,031,224	5,252,205

		12,223,276
Telephone (1.2%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	75,800	3,431,449

		3,431,449
Tobacco (1.1%)
Japan Tobacco, Inc. (Japan)	865	3,201,928

		3,201,928
Toys (0.8%)
Nintendo Co., Ltd. (Japan)	7,800	2,289,653

		2,289,653
Transportation services (1.1%)
Deutsche Post AG (Germany)	123,687	2,100,429

TNT NV (Netherlands)	40,794	1,077,317

		3,177,746
Trucks and parts (1.1%)
Aisin Seiki Co., Ltd. (Japan)	93,100	3,294,855

		3,294,855
Water Utilities (0.9%)
Guangdong Investment, Ltd. (China)	4,984,000	2,564,774

		2,564,774

Total common stocks (cost $244,585,131)		$289,476,870

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.3%)*	Principal amount	Value

Federal National Mortgage Association Pass-Through
Certificates 2.86s, March 1, 2035 [i]	$210,014	$226,483

Federal National Mortgage Association Ser. 2010-39,
Class QV, 4.5s, 2021 [i]	276,235	300,353

Federal National Mortgage Association Pass-Through
Certificates 5.5s, July 1, 2035 [i]	197,229	210,926

Total U.S. government agency obligations (cost $737,762)		$737,762

SHORT-TERM INVESTMENTS (2.9%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	7,694,678	$7,694,678

Putnam Money Market Liquidity Fund 0.15% [e]	13,296	13,296

SSgA Prime Money Market Fund 0.13% [i] P	110,000	110,000

U.S. Treasury Bills for effective yields ranging from 0.19%
to 0.24%, August 25, 2011 ##	$501,000	500,202

U.S. Treasury Bills for effective yields ranging from 0.21%
to 0.23%, July 28, 2011	331,000	330,513

U.S. Treasury Bills for an effective yield of 0.29%,
March 10, 2011##	29,000	28,994

Total short-term investments (cost $8,677,861)		$8,677,683

TOTAL INVESTMENTS

Total investments (cost $254,000,754)		$298,892,315

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2010 through December 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $294,290,004.

† Non-income-producing security.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $1,002,919 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of
Portfolio Value):

Japan	21.3%	Taiwan	1.5%

United Kingdom	19.9	United States	1.4

France	10.5	Finland	1.2

Germany	9.5	Spain	1.1

Canada	6.2	South Korea	1.0

China	4.4	Netherlands	1.0

Switzerland	3.4	Belgium	1.0

Australia	2.4	Czech Republic	0.8

Ireland	2.3	Norway	0.8

Denmark	2.1	Sweden	0.8

Brazil	2.1	Israel	0.8

Singapore	1.9	Other	0.8

Italy	1.8	Total	100.0%

FORWARD CURRENCY CONTRACTS at 12/31/10 (aggregate face value $202,451,066) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	1/19/11	$10,049,630	$9,429,581	$620,049

	British Pound	Sell	1/19/11	3,035,294	3,026,185	(9,109)

	Canadian Dollar	Buy	1/19/11	5,319,167	5,194,724	124,443

	Euro	Sell	1/19/11	3,265,757	3,190,556	(75,201)

	Norwegian Krone	Buy	1/19/11	1,057,229	1,012,035	45,194

	Swedish Krona	Buy	1/19/11	4,720,786	4,580,900	139,886

	Swiss Franc	Sell	1/19/11	243,547	226,738	(16,809)

Barclays Bank PLC

	Australian Dollar	Sell	1/19/11	1,515,956	1,423,017	(92,939)

	British Pound	Sell	1/19/11	1,461,432	1,457,515	(3,917)

	Euro	Buy	1/19/11	1,747,870	1,708,314	39,556

	Hong Kong Dollar	Sell	1/19/11	1,103,136	1,104,835	1,699

	Japanese Yen	Sell	1/19/11	4,846,344	4,676,690	(169,654)

	Swiss Franc	Buy	1/19/11	383,421	357,061	26,360

Citibank, N.A.

	British Pound	Buy	1/19/11	1,559,360	1,554,200	5,160

	Danish Krone	Sell	1/19/11	3,597,299	3,572,426	(24,873)

	Euro	Sell	1/19/11	16,023,659	15,658,153	(365,506)

	Hong Kong Dollar	Sell	1/19/11	733,992	735,018	1,026

	Norwegian Krone	Buy	1/19/11	3,527,637	3,380,725	146,912

	Singapore Dollar	Buy	1/19/11	403,621	397,885	5,736

	Swiss Franc	Sell	1/19/11	1,885,509	1,755,759	(129,750)

FORWARD CURRENCY CONTRACTS at 12/31/10 (aggregate face value $202,451,066) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG

	Australian Dollar	Sell	1/19/11	$1,177,862	$1,104,705	$ (73,157)

	British Pound	Sell	1/19/11	5,647,066	5,630,136	(16,930)

	Canadian Dollar	Buy	1/19/11	3,016,685	2,944,607	72,078

	Euro	Sell	1/19/11	3,879,491	3,791,346	(88,145)

	Japanese Yen	Sell	1/19/11	2,069,468	2,005,583	(63,885)

	Norwegian Krone	Sell	1/19/11	506,462	484,788	(21,674)

	Swedish Krona	Buy	1/19/11	5,412,701	5,252,920	159,781

	Swiss Franc	Buy	1/19/11	1,250,187	1,208,393	41,794

Deutsche Bank AG

	Australian Dollar	Sell	1/19/11	3,909,075	3,666,934	(242,141)

	Canadian Dollar	Buy	1/19/11	1,169,217	1,140,990	28,227

	Euro	Buy	1/19/11	4,203,606	4,108,978	94,628

	Swiss Franc	Buy	1/19/11	1,159,259	1,079,507	79,752

Goldman Sachs International

	Australian Dollar	Buy	1/19/11	2,403,746	2,255,908	147,838

	British Pound	Sell	1/19/11	2,412,642	2,404,271	(8,371)

	Euro	Buy	1/19/11	36,102	35,282	820

	Japanese Yen	Sell	1/19/11	1,151,570	1,110,057	(41,513)

	Norwegian Krone	Sell	1/19/11	646,272	618,798	(27,474)

	Swedish Krona	Buy	1/19/11	206,870	200,949	5,921

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/19/11	2,514,706	2,360,119	154,587

	British Pound	Buy	1/19/11	1,822,424	1,816,908	5,516

	Euro	Sell	1/19/11	4,330,097	4,230,160	(99,937)

	Hong Kong Dollar	Sell	1/19/11	2,001,866	2,004,845	2,979

	Norwegian Krone	Buy	1/19/11	661,349	633,141	28,208

	Swiss Franc	Buy	1/19/11	954,268	887,963	66,305

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	1/19/11	1,434,319	1,344,181	90,138

	British Pound	Buy	1/19/11	2,712,663	2,703,617	9,046

	Canadian Dollar	Buy	1/19/11	187,388	182,816	4,572

	Euro	Sell	1/19/11	647,696	632,883	(14,813)

	Hong Kong Dollar	Sell	1/19/11	1,882,716	1,885,591	2,875

	Japanese Yen	Buy	1/19/11	6,549,681	6,316,644	233,037

	Norwegian Krone	Sell	1/19/11	2,930,026	2,808,926	(121,100)

	Singapore Dollar	Sell	1/19/11	709,159	699,876	(9,283)

	Swedish Krona	Sell	1/19/11	4,187,762	4,070,908	(116,854)

	Swiss Franc	Buy	1/19/11	565,813	538,625	27,188

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/19/11	3,021,592	2,828,007	193,585

	British Pound	Buy	1/19/11	31,655	31,571	84

	Canadian Dollar	Buy	1/19/11	1,987,156	1,967,487	19,669

	Euro	Buy	1/19/11	185,323	181,249	4,074

FORWARD CURRENCY CONTRACTS at 12/31/10 (aggregate face value $202,451,066) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	Israeli Shekel	Buy	1/19/11	$744,226	$728,122	$16,104

	Japanese Yen	Buy	1/19/11	12,858,456	12,404,639	453,817

	Swiss Franc	Buy	1/19/11	3,076,149	2,863,609	212,540

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/19/11	1,088,460	1,020,888	67,572

	Canadian Dollar	Sell	1/19/11	655,557	639,887	(15,670)

	Euro	Buy	1/19/11	1,776,083	1,735,743	40,340

	Israeli Shekel	Buy	1/19/11	744,254	728,229	16,025

UBS AG

	Australian Dollar	Sell	1/19/11	2,615,859	2,486,287	(129,572)

	British Pound	Sell	1/19/11	2,162,053	2,160,902	(1,151)

	Canadian Dollar	Buy	1/19/11	101,326	100,415	911

	Euro	Buy	1/19/11	6,757,219	6,671,763	85,456

	Israeli Shekel	Sell	1/19/11	1,538,392	1,529,492	(8,900)

	Norwegian Krone	Sell	1/19/11	893,920	855,766	(38,154)

	Swiss Franc	Buy	1/19/11	1,110,635	1,045,953	64,682

Westpac Banking Corp.

	Australian Dollar	Buy	1/19/11	3,316,057	3,110,487	205,570

	British Pound	Sell	1/19/11	1,863,747	1,856,803	(6,944)

	Canadian Dollar	Buy	1/19/11	955,920	933,322	22,598

	Euro	Buy	1/19/11	2,620,334	2,560,848	59,486

	Japanese Yen	Sell	1/19/11	18,041,210	17,405,925	(635,285)

Total						$1,205,113

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$26,560,029	$—	$—

Capital goods	16,262,667	—	—

Communication services	18,320,460	—	—

Conglomerates	5,557,286	—	—

Consumer cyclicals	38,845,624	—	—

Consumer staples	22,585,777	—	—

Energy	30,408,860	—	—

Financials	71,749,194	—	—

Health care	21,549,769	—	—

Technology	14,109,489	—	—

Transportation	7,327,037	—	—

Utilities and power	16,200,678	—	—

Total common stocks	289,476,870	—	—

U.S. government agency obligations	—	737,762	—

Short-term investments	123,296	8,554,387	—

Totals by level	$289,600,166	$9,292,149	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,205,113	$—

Totals by level	$—	$1,205,113	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/10 (Unaudited)

ASSETS

Investment in securities, at value, including $7,383,011 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $246,292,780)	$291,184,341
Affiliated issuers (identified cost $7,707,974) (Notes 1 and 6)	7,707,974

Foreign currency (cost $36,784) (Note 1)	37,109

Dividends, interest and other receivables	572,900

Receivable for shares of the fund sold	75,682

Receivable for investments sold	3,155,022

Foreign tax reclaim	272,717

Unrealized appreciation on forward currency contracts (Note 1)	3,873,824

Total assets	306,879,569

LIABILITIES

Payable for investments purchased	80,151

Payable for shares of the fund repurchased	618,937

Payable for compensation of Manager (Note 2)	173,875

Payable for investor servicing fees (Note 2)	68,957

Payable for custodian fees (Note 2)	26,315

Payable for Trustee compensation and expenses (Note 2)	135,849

Payable for administrative services (Note 2)	1,287

Payable for distribution fees (Note 2)	190,665

Unrealized depreciation on forward currency contracts (Note 1)	2,668,711

Collateral on securities loaned, at value (Note 1)	7,694,678

Collateral on certain derivative contracts, at value (Note 1)	847,762

Other accrued expenses	82,378

Total liabilities	12,589,565

Net assets	$294,290,004

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$575,414,928

Undistributed net investment income (Note 1)	161,886

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(327,408,069)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	46,121,259

Total — Representing net assets applicable to capital shares outstanding	$294,290,004

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($252,108,354 divided by 25,369,455 shares)	$9.94

Offering price per class A share (100/94.25 of $9.94)*	$10.55

Net asset value and offering price per class B share
($17,828,841 divided by 1,810,756 shares)**	$9.85

Net asset value and offering price per class C share
($11,545,366 divided by 1,169,015 shares)**	$9.88

Net asset value and redemption price per class M share
($5,365,390 divided by 539,024 shares)	$9.95

Offering price per class M share (100/96.50 of $9.95)*	$10.31

Net asset value, offering price and redemption price per class R share
($2,490,352 divided by 253,818 shares)	$9.81

Net asset value, offering price and redemption price per class Y share
($4,951,701 divided by 497,539 shares)	$9.95

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $220,865)	$2,622,605

Interest (including interest income of $806 from investments in affiliated issuers) (Note 6)	2,754

Securities lending (including interest income of $50,985 from investments in
affiliated issuers) (Note 1)	55,899

Total investment income	2,681,258

EXPENSES

Compensation of Manager (Note 2)	1,023,193

Investor servicing fees (Note 2)	508,653

Custodian fees (Note 2)	32,473

Trustee compensation and expenses (Note 2)	13,476

Administrative services (Note 2)	4,724

Distribution fees — Class A (Note 2)	311,133

Distribution fees — Class B (Note 2)	92,233

Distribution fees — Class C (Note 2)	57,627

Distribution fees — Class M (Note 2)	19,466

Distribution fees — Class R (Note 2)	5,869

Other	93,814

Total expenses	2,162,661

Expense reduction (Note 2)	(21,172)

Net expenses	2,141,489

Net investment income	539,769

Net realized gain on investments (Notes 1 and 3)	13,320,282

Net realized gain on foreign currency transactions (Note 1)	3,938,390

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,026,114

Net unrealized appreciation of investments during the period	50,374,840

Net gain on investments	68,659,626

Net increase in net assets resulting from operations	$69,199,395

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/10*	Year ended 6/30/10

Operations:
Net investment income	$539,769	$5,918,636

Net realized gain on investments and foreign currency transactions	17,258,672	20,293,932

Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies	51,400,954	(1,500,378)

Net increase in net assets resulting from operations	69,199,395	24,712,190

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,350,667)	(979,318)

Class B	(77,858)	—

Class C	(65,924)	—

Class M	(44,410)	—

Class R	(29,489)	(3,524)

Class Y	(78,471)	(30,465)

Increase in capital from settlement payments	19,924	356,756

Redemption fees (Note 1)	1,587	4,261

Decrease from capital share transactions (Note 4)	(32,223,379)	(114,529,466)

Total increase (decrease) in net assets	33,350,708	(90,469,566)

NET ASSETS

Beginning of period	260,939,296	351,408,862

End of period (including undistributed net investment income of
$161,886 and $3,268,936, respectively)	$294,290,004	$260,939,296

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees [b]	reimbursements	end of period	asset value (%) [c]	(in thousands)	net assets (%) [d,e]	net assets (%) [d]	turnover (%)

Class A
December 31, 2010**	$7.88	.02	2.17	2.19	(.13)	—	—	(.13)	—	— [b,j]	$9.94	27.85 *	$252,108	.71*	.23*	24.46*
June 30, 2010	7.67	.16	.07	.23	(.03)	—	—	(.03)	—	.01 [g]	7.88	3.08	222,114	1.47	1.81	87.09
June 30, 2009	12.54	.18	(4.96)	(4.78)	(.12)	—	— [b]	(.12)	—	.03 [h,i]	7.67	(37.76)	271,778	1.34	2.11	91.69
June 30, 2008	17.36	.26	(2.51)	(2.25)	(.35)	(2.22)	—	(2.57)	—	—	12.54	(14.26)	751,388	1.30	1.72	64.84
June 30, 2007	14.80	.22	3.90	4.12	(.43)	(1.13)	—	(1.56)	—	—	17.36	29.14	914,680	1.34	1.37	105.32
June 30, 2006	11.68	.24 [f]	3.04	3.28	(.16)	—	—	(.16)	—	—	14.80	28.23	623,921	1.39 [f]	1.76 [f]	94.24

Class B
December 31, 2010**	$7.77	(.01)	2.13	2.12	(.04)	—	—	(.04)	—	— [b,j]	$9.85	27.33 *	$17,829	1.09*	(.15)*	24.46*
June 30, 2010	7.59	.09	.08	.17	—	—	—	—	—	.01 [g]	7.77	2.37	17,728	2.22	1.00	87.09
June 30, 2009	12.29	.11	(4.84)	(4.73)	—	—	—	—	—	.03 [h,i]	7.59	(38.24)	27,912	2.09	1.30	91.69
June 30, 2008	17.03	.11	(2.43)	(2.32)	(.20)	(2.22)	—	(2.42)	—	—	12.29	(14.93)	94,624	2.05	.77	64.84
June 30, 2007	14.53	.08	3.85	3.93	(.30)	(1.13)	—	(1.43)	—	—	17.03	28.19	177,599	2.09	.51	105.32
June 30, 2006	11.45	.10 [f]	3.02	3.12	(.04)	—	—	(.04)	—	—	14.53	27.31	178,818	2.14 [f]	.75 [f]	94.24

Class C
December 31, 2010**	$7.81	(.01)	2.14	2.13	(.06)	—	—	(.06)	—	— [b,j]	$9.88	27.23 *	$11,545	1.09*	(.15)*	24.46*
June 30, 2010	7.63	.09	.08	.17	—	—	—	—	—	.01 [g]	7.81	2.36	10,352	2.22	1.06	87.09
June 30, 2009	12.37	.11	(4.86)	(4.75)	(.02)	—	— [b]	(.02)	—	.03 [h,i]	7.63	(38.16)	13,116	2.09	1.37	91.69
June 30, 2008	17.15	.13	(2.47)	(2.34)	(.22)	(2.22)	—	(2.44)	—	—	12.37	(14.93)	34,789	2.05	.90	64.84
June 30, 2007	14.65	.09	3.87	3.96	(.33)	(1.13)	—	(1.46)	—	—	17.15	28.17	48,366	2.09	.60	105.32
June 30, 2006	11.57	.13 [f]	3.02	3.15	(.07)	—	—	(.07)	—	—	14.65	27.29	34,943	2.14 [f]	.96 [f]	94.24

Class M
December 31, 2010**	$7.88	— [b]	2.15	2.15	(.08)	—	—	(.08)	—	— [b,j]	$9.95	27.34 *	$5,365	.96*	(.02)*	24.46*
June 30, 2010	7.68	.12	.07	.19	—	—	—	—	—	.01 [g]	7.88	2.60	4,648	1.97	1.32	87.09
June 30, 2009	12.47	.13	(4.91)	(4.78)	(.04)	—	— [b]	(.04)	—	.03 [h,i]	7.68	(38.06)	5,525	1.84	1.59	91.69
June 30, 2008	17.25	.17	(2.47)	(2.30)	(.26)	(2.22)	—	(2.48)	—	—	12.47	(14.62)	16,115	1.80	1.17	64.84
June 30, 2007	14.72	.13	3.88	4.01	(.35)	(1.13)	—	(1.48)	—	—	17.25	28.47	22,173	1.84	.83	105.32
June 30, 2006	11.61	.16 [f]	3.04	3.20	(.09)	—	—	(.09)	—	—	14.72	27.67	17,889	1.89 [f]	1.15 [f]	94.24

Class R
December 31, 2010**	$7.78	.01	2.14	2.15	(.12)	—	—	(.12)	—	— [b,j]	$9.81	27.59 *	$2,490	.83*	.10*	24.46*
June 30, 2010	7.58	.14	.06	.20	(.01)	—	—	(.01)	—	.01 [g]	7.78	2.80	1,928	1.72	1.58	87.09
June 30, 2009	12.40	.17	(4.91)	(4.74)	(.11)	—	— [b]	(.11)	—	.03 [h,i]	7.58	(37.90)	2,057	1.59	2.14	91.69
June 30, 2008	17.21	.26	(2.52)	(2.26)	(.33)	(2.22)	—	(2.55)	—	—	12.40	(14.43)	2,835	1.55	1.81	64.84
June 30, 2007	14.72	.23	3.82	4.05	(.43)	(1.13)	—	(1.56)	—	—	17.21	28.78	1,440	1.59	1.46	105.32
June 30, 2006	11.63	.26 [f]	2.98	3.24	(.15)	—	—	(.15)	—	—	14.72	28.03	433	1.64 [f]	1.89 [f]	94.24

Class Y
December 31, 2010**	$7.91	.03	2.17	2.20	(.16)	—	—	(.16)	—	— [b,j]	$9.95	27.83 *	$4,952	.58*	.35*	24.46*
June 30, 2010	7.69	.16	.10	.26	(.05)	—	—	(.05)	—	.01 [g]	7.91	3.45	4,168	1.22	1.79	87.09
June 30, 2009	12.61	.22	(5.01)	(4.79)	(.16)	—	— [b]	(.16)	—	.03 [h,i]	7.69	(37.62)	31,021	1.09	2.70	91.69
June 30, 2008	17.44	.31	(2.53)	(2.22)	(.39)	(2.22)	—	(2.61)	—	—	12.61	(14.02)	42,488	1.05	2.11	64.84
June 30, 2007	14.86	.23	3.95	4.18	(.47)	(1.13)	—	(1.60)	—	—	17.44	29.44	19,229	1.09	1.46	105.32
June 30, 2006	11.71	.25 [f]	3.09	3.34	(.19)	—	—	(.19)	—	—	14.86	28.69	19,638	1.14 [f]	1.86 [f]	94.24

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2010	0.06%

June 30, 2009	0.17

June 30, 2008	<0.01

June 30, 2007	0.01

June 30, 2006	0.04

e Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc., which amounted to $0.01 per share outstanding as of March 30, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.01 per share outstanding as of May 21, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C and Millennium International Management, LLC, which amounted to $0.02 per share outstanding as of June 23, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding as of December 21, 2010.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam International Value Fund (the fund) is a diversified series of Putnam Funds Trust (the trust), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund invests primarily in common stocks of mid- and large-cap foreign companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes to be undervalued.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from July 1, 2010 through December 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the

U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $981,027 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $148,826.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $7,383,011 and the fund received cash collateral of $7,694,678.

H) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2010, the fund had a capital loss carryover of $332,989,581 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$154,357,123	June 30, 2017

178,632,458	June 30, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2011 approximately $263,851 of losses recognized during the period November 1, 2009 to June 30, 2010.

The aggregate identified cost on a tax basis is $265,414,063, resulting in gross unrealized appreciation and depreciation of $42,506,042 and $9,027,790, respectively, or net unrealized appreciation of $33,478,252.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.850% of the first $5 billion, 0.800% of the next $5 billion, 0.750% of the next $10 billion, 0.700% of the next $10 billion, 0.650% of the next $50 billion, 0.630% of the next $50 billion, 0.620% of the next $100 billion, and 0.615% of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P Developed/Ex-U.S. LargeMidCap Value Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.712% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $390 under the expense offset arrangements and by $20,782 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $204, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund.

The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00%of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,146 and $147 from the sale of class A and class M shares, respectively, and received $8,386 and $102 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $33 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $67,940,494 and $99,124,819, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/10		Year ended 6/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	693,384	$6,463,203	2,207,210	$19,930,530

Shares issued in connection with
reinvestment of distributions	315,708	3,093,941	99,365	916,136

	1,009,092	9,557,144	2,306,575	20,846,666

Shares repurchased	(3,809,350)	(35,366,056)	(9,560,235)	(85,757,361)

Net decrease	(2,800,258)	$(25,808,912)	(7,253,660)	$(64,910,695)

	Six months ended 12/31/10		Year ended 6/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	39,391	$358,987	152,756	$1,365,473

Shares issued in connection with
reinvestment of distributions	7,534	73,229	—	—

	46,925	432,216	152,756	1,365,473

Shares repurchased	(517,384)	(4,718,631)	(1,547,766)	(13,703,076)

Net decrease	(470,459)	$(4,286,415)	(1,395,010)	$(12,337,603)

	Six months ended 12/31/10		Year ended 6/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	27,243	$246,260	85,748	$778,583

Shares issued in connection with
reinvestment of distributions	5,336	52,031	—	—

	32,579	298,291	85,748	778,583

Shares repurchased	(189,822)	(1,745,121)	(479,226)	(4,234,031)

Net decrease	(157,243)	$(1,446,830)	(393,478)	$(3,455,448)

	Six months ended 12/31/10		Year ended 6/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	18,259	$174,948	26,719	$240,668

Shares issued in connection with
reinvestment of distributions	4,324	42,461	—	—

	22,583	217,409	26,719	240,668

Shares repurchased	(73,608)	(677,725)	(156,254)	(1,399,359)

Net decrease	(51,025)	$(460,316)	(129,535)	$(1,158,691)

	Six months ended 12/31/10		Year ended 6/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	38,747	$353,706	97,944	866,947

Shares issued in connection with
reinvestment of distributions	2,975	28,801	373	3,398

	41,722	382,507	98,317	870,345

Shares repurchased	(35,713)	(335,110)	(121,968)	(1,089,426)

Net increase (decrease)	6,009	$47,397	(23,651)	$(219,081)

	Six months ended 12/31/10		Year ended 6/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	26,393	$247,126	385,608	$3,253,109

Shares issued in connection with
reinvestment of distributions	7,406	72,723	3,055	28,227

	33,799	319,849	388,663	3,281,336

Shares repurchased	(63,453)	(588,152)	(3,894,390)	(35,729,284)

Net decrease	(29,654)	$(268,303)	(3,505,727)	$(32,447,948)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$3,873,824	Payables	$2,668,711

Total		$3,873,824		$2,668,711

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$3,838,994	$3,838,994

Total	$3,838,994	$3,838,994

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$999,282	$999,282

Total	$999,282	$999,282

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $806 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $37,792,569 and $37,779,273, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Mark C. Trenchard
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Paul L. Joskow	BSA Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Francis J. McNamara, III
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Investment Sub-Advisor	President	Judith Cohen
The Putnam Advisory		Vice President, Clerk and
Company, LLC	Jonathan S. Horwitz	Assistant Treasurer
One Post Office Square	Executive Vice President,
Boston, MA 02109	Principal Executive Officer,	Michael Higgins
	Treasurer and	Vice President, Senior Associate
Marketing Services	Compliance Liaison	Treasurer and Assistant Clerk
Putnam Retail Management
One Post Office Square	Steven D. Krichmar	Nancy E. Florek
Boston, MA 02109	Vice President and	Vice President, Assistant Clerk,
	Principal Financial Officer	Assistant Treasurer and
Custodian		Proxy Manager
State Street Bank	Janet C. Smith
and Trust Company	Vice President, Assistant	Susan G. Malloy
	Treasurer and Principal	Vice President and
Legal Counsel	Accounting Officer	Assistant Treasurer
Ropes & Gray LLP
Beth S. Mazor
Trustees	Vice President
John A. Hill, Chairman
Jameson A. Baxter,	Robert R. Leveille
Vice Chairman	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann

This report is for the information of shareholders of Putnam International Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA024 265548 2/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2011

Date of reporting period: July 1, 2010 — December 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNSAX

Putnam Small Cap Growth Fund

Semiannual report
12 | 31 | 10

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Small Cap Growth
Fund

Semiannual report
12 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Message from the Trustees

Dear Fellow Shareholder:

The global recovery continued to solidify in the final months of 2010, with economies around the world experiencing economic growth. In the United States, corporations are emerging from the Great Recession in strong financial health. Putnam’s investment team believes the outlook for U.S. equities is further bolstered by low short-term interest rates and the extension of current tax rates. Another sign of the positive outlook for equities was that traditionally safe-haven U.S. Treasuries experienced their first setback in several years, as investors sought higher potential returns in riskier assets.

Although the global recovery continues, a range of fiscal and monetary circumstances around the world contributes to a global investment mosaic that is more varied than in recent years. Europe struggles with debt issues at a time when emerging markets are striving to dampen inflationary growth. This divergence may well lead to future market volatility. However, we believe it may also lead to additional opportunities for active, research-focused managers like Putnam.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking companies with new ideas — and big futures

The saying “mighty oaks from tiny acorns grow” could be the motto of Putnam Small Cap Growth Fund. The fund’s manager looks for small companies that she believes have the potential to grow and prosper. These companies can be start-ups or several years old. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks generally react differently to economic conditions than their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to acquire capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies’ financials and their business prospects. In the case of smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam’s equity analysts, is key to uncovering “diamonds in the rough.”

The fund’s manager works closely with Putnam’s analysts to uncover investment opportunities across a wide range of industries. With intensive research into a company’s financial health and future prospects, as well as industry trends, she has a variety of resources to help identify the companies that might grow into “mighty oaks.”

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Growth The manager examines each company’s financials, including its sales and earnings, and targets those believed to offer growth potential.

Quality The manager evaluates high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

Pam Gao

Pam, how did Putnam Small Cap Growth Fund perform for the six-month period ended December 31, 2010?

I am pleased to report that the fund’s class A shares delivered a solid return of 32.04% at net asset value for the period. In addition, the fund outperformed the average return of funds in its peer group, Lipper Small-Cap Growth Funds, which was 30.83%. The fund slightly underperformed its benchmark, the Russell 2000 Growth Index, which returned 32.14%. In broad sector terms, our stock selection in basic materials and health care proved most beneficial, while holdings in technology and communications equipment detracted from performance during the period.

How were market conditions for stock investors during the period?

Despite a strong second half, 2010 was a turbulent year for the stock market. And the volatility was at its worst just before this semiannual period began. Stocks had declined sharply for several months, largely in response to a debt crisis in Greece that led to broader worries about debt issues in other European Union countries. Stocks staged a strong rebound in July, but declined again in August as investors continued to become discouraged about the slow pace of the U.S. economic recovery.

September, however, marked a turning point, when the S&P 500 Index, a broad measure of U.S. stock performance, advanced 8.92% — its best September in 71 years. The U.S. economy continued to find its footing, and investors became slightly less concerned about the possibility of a double-dip recession. Investors remained energized by this September rally, and stocks delivered strong results through the end of the year.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

5

A number of positive factors drove the market advance, including the fact that corporate America appears to be in strong financial shape. Businesses have aggressively managed their inventories, pared back costs, and refinanced debt at historically low interest rates. The fund benefited from this market environment, particularly because stocks of small companies were among the best performers.

What were some stocks that contributed to performance?

The stock of W.R. Grace, a producer of specialty chemicals and materials, was among the top contributors to fund performance for the period. Grace’s share price rose after the company reported that third-quarter profits jumped 24%. The company attributed the growth to lower expenses and strong demand from emerging markets.

Our investment in Molycorp, another stock in the basic materials sector, also proved favorable for semiannual results. Molycorp is engaged in the mining of “rare-earth” materials, which refers to a group of minerals used in the production of electronics and defense systems. While the rare-earth sector is dominated by China, this U.S.-based company has made strides, and its share price advanced during the period as investors, encouraged by global demand, continued to favor metal and mining companies. Also boosting the stock was the announcement that Molycorp and Hitachi Metals would form a joint venture to produce rare-earth alloys and magnets.

In the health-care sector, shares of NxStage Medical were a highlight for the fund. NxStage is a medical device company that develops and markets dialysis products for the treatment of kidney problems. The company continued to post solid results across its business segments due to steady demand for its products.

Notable contributors in the energy sector were Rosetta Resources, an oil and gas

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6

exploration company, and Walter Energy, a producer and exporter of metallurgical coal, which is used in the production of steel. Walter benefited from rising coal prices and investor enthusiasm over news that the company will acquire Canada-based Western Coal, a deal that is expected to make it a top producer of metallurgical coal at a time of strong demand.

What are some holdings that detracted from returns?

One of the top detractors for the period was Iridium Communications, a provider of satellite voice and data communications services to businesses. Silicon Laboratories, a developer of integrated circuits, was also a disappointment for the period. Despite rising over the six-month period, the stock struggled after the company cut its third-quarter profit outlook. Performance was also dampened by the fund’s position in Synchronoss Technologies, a provider of software for managing on-demand services for computers, smart phones, and wireless and broadband networks.

The stock of Lincoln Educational Services, a provider of career-oriented post-secondary education, struggled along with most other companies in the for-profit college industry. For-profit college revenue is being threatened by slowing new-student enrollment amid government investigations of sales practices and the use of federal funds. We continue to monitor developments in the education services sector.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 12/31/10. Short-term holdings are excluded. Holdings will vary over time.

7

Can you tell us about your investment process?

Our goal is to find small companies that have the potential to grow and prosper. Our process includes macroeconomic, market, and sector analysis. We use rigorous research techniques to examine the universe of small-company stocks, targeting companies that we believe have sound business models and steadily growing cash flows.

We examine each company’s financials, including its sales and earnings, and target those that we believe offer strong growth potential. Finally, we carefully consider how each stock is valued, seeking those with valuations we consider attractive relative to the company’s long-term potential.

What is your outlook going into 2011?

Small-cap stocks have already had a significant rally over the past several months, and we remain optimistic about their prospects in the months ahead. U.S. companies continue to post record profits and have record amounts of cash on their balance sheets. These cash levels bode well for U.S. stocks because companies can use the money for stock buybacks and merger-and-acquisition activity, both potentially positive for stock prices.

Of course, while we have seen some bright spots in the areas of industrial production and factory activity, at the close of the year, the national unemployment rate was hovering just below 10%, and housing and automobile sales remained weak. However, there seems to be a general sense that the economy will not slip back into recession, while investors are acknowledging that economic growth will be slow. Investor confidence was also boosted with the Federal Reserve’s announcement that it would implement another round of quantitative easing, a plan to buy $600 billion in Treasury bonds to help stimulate the economy. And finally, the federal government’s compromise to extend the

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

8

Bush-era tax cuts resolved investors’ uncertainty and helped avoid tax increases that might have stalled the economic recovery.

Thank you, Pam, for this update.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Pam Gao has an M.B.A. from the State University of New York at Binghamton, M.S. degrees in Applied Statistics and Financial Mathematics from Worcester Polytechnic Institute, and a B.S. from Beijing Jiaotong University in Beijing, China. She has been in the investment industry since she originally joined Putnam in 2000.

IN THE NEWS

U.S. stocks continued to rally throughout the fourth quarter of 2010, buoyed by a rebound in retail sales and anticipation of stronger economic growth. In fact, U.S. retailers had their best holiday sales in six years and the GDP grew 3.2% in the fourth quarter, up from 2.6% in the third quarter. In addition, the Obama Administration forged a successful compromise with Congress and signed into law a two-year extension of the Bush-era tax cuts, ending months of uncertainty for taxpayers. Small- and mid-cap stocks were top performers in 2010, outpacing their large-cap counterparts. The S&P MidCap 400 and the S&P SmallCap 600 posted returns of 26.6% and 26.3%, respectively, compared with a 15.1% gain for the S&P 500 Index.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.44%	9.94%	9.62%	9.62%	9.62%	9.62%	9.90%	9.61%	10.17%	10.60%

10 years	27.30	19.96	18.10	18.10	18.04	18.04	21.23	16.98	24.19	29.58
Annual average	2.44	1.84	1.68	1.68	1.67	1.67	1.94	1.58	2.19	2.63

5 years	–0.13	–5.86	–3.82	–5.37	–3.87	–3.87	–2.56	–5.97	–1.37	1.15
Annual average	–0.03	–1.20	–0.78	–1.10	–0.79	–0.79	–0.52	–1.22	–0.28	0.23

3 years	–8.03	–13.32	–10.10	–12.79	–10.10	–10.10	–9.38	–12.56	–8.74	–7.33
Annual average	–2.75	–4.65	–3.49	–4.46	–3.49	–3.49	–3.23	–4.38	–3.00	–2.51

1 year	28.12	20.76	27.11	22.11	27.13	26.13	27.50	23.03	27.81	28.46

6 months	32.04	24.42	31.50	26.50	31.53	30.53	31.70	27.13	31.80	32.14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 2% in the fifth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Class B share performance does not reflect conversion to class A shares.

10

Comparative index returns For periods ended 12/31/10

		Lipper Small-Cap Growth Funds
	Russell 2000 Growth Index	category average*

Annual average (life of fund)	3.92%	5.85%

10 years	44.91	46.26
Annual average	3.78	3.47

5 years	29.44	23.79
Annual average	5.30	4.21

3 years	6.68	1.72
Annual average	2.18	0.42

1 year	29.09	27.62

6 months	32.14	30.83

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/10, there were 512, 499, 443, 386, 240, and 145 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/10

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/10	$13.70	$14.54	$12.73	$12.72	$13.06	$13.53	$13.46	$13.97

12/31/10	18.09	19.19	16.74	16.73	17.20	17.82	17.74	18.46

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 6/30/10*	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

Annualized expense ratio for the six-month period
ended 12/31/10	1.33%	2.08%	2.08%	1.83%	1.58%	1.08%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a new management contract effective 1/1/10.

11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2010, to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.78	$12.14	$12.14	$10.69	$9.23	$6.32

Ending value (after expenses)	$1,320.40	$1,315.00	$1,315.30	$1,317.00	$1,318.00	$1,321.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2010, use the following calculation method. To find the value of your investment on July 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.77	$10.56	$10.56	$9.30	$8.03	$5.50

Ending value (after expenses)	$1,018.50	$1,014.72	$1,014.72	$1,015.98	$1,017.24	$1,019.76

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 2% during the sixth year. After the fifth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2010, Putnam employees had approximately $345,000,000 and the Trustees had approximately $67,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

15

The fund’s portfolio 12/31/10 (Unaudited)

COMMON STOCKS (93.1%)*	Shares	Value

Advertising and marketing services (0.9%)
Nu Skin Enterprises, Inc. Class A	17,700	$535,602

ValueClick, Inc. †	44,500	713,335

		1,248,937
Aerospace and defense (0.3%)
Sturm Ruger & Co., Inc. S	27,500	420,475

		420,475
Agriculture (0.5%)
Andersons, Inc. (The)	19,300	701,555

		701,555
Airlines (0.4%)
Alaska Air Group, Inc. †	9,900	561,231

		561,231
Banking (—%)
Metro Bancorp, Inc. †	4,478	49,303

		49,303
Biotechnology (4.2%)
Alexion Pharmaceuticals, Inc. †	7,200	579,960

Amylin Pharmaceuticals, Inc. †	19,300	283,903

Auxilium Pharmaceuticals, Inc. † S	19,700	415,670

BioMarin Pharmaceuticals, Inc. †	16,700	449,731

Cubist Pharmaceuticals, Inc. †	19,900	425,860

Human Genome Sciences, Inc. †	11,200	267,568

Ironwood Pharmaceuticals, Inc. †	23,200	240,120

Momenta Pharmaceuticals, Inc. † S	18,300	273,951

Nabi Biopharmaceuticals †	88,698	513,561

Sequenom, Inc. † S	63,600	510,072

United Therapeutics Corp. †	18,400	1,163,248

Viropharma, Inc. †	40,100	694,532

		5,818,176
Broadcasting (1.9%)
DG FastChannel, Inc. †	9,700	280,136

EchoStar Corp. Class A †	68,900	1,720,433

Knology, Inc. †	42,300	661,149

		2,661,718
Cable television (0.4%)
HSN, Inc. †	19,800	606,672

		606,672
Chemicals (5.4%)
Ferro Corp. †	63,700	932,568

Koppers Holdings, Inc.	32,900	1,177,162

Minerals Technologies, Inc.	10,700	699,887

NewMarket Corp.	4,500	555,165

OM Group, Inc. †	30,300	1,166,853

Quaker Chemical Corp.	10,300	429,201

Stepan, Co.	7,300	556,771

W.R. Grace & Co. †	54,300	1,907,559

		7,425,166

16

COMMON STOCKS (93.1%)* cont.	Shares	Value

Coal (1.0%)
Cloud Peak Energy, Inc. †	26,000	$603,980

James River Coal Co. † S	12,000	303,960

Walter Energy, Inc.	3,500	447,440

		1,355,380
Commercial and consumer services (2.2%)
Emergency Medical Services Corp. Class A †	6,959	449,621

EZCORP, Inc. Class A †	16	434

Great Lakes Dredge & Dock Corp.	95,400	703,098

Green Dot Corp. Class A † S	10,516	596,678

Sotheby’s Holdings, Inc. Class A	10,000	450,000

TNS, Inc. †	41,200	856,960

		3,056,791
Communications equipment (1.3%)
Plantronics, Inc.	47,400	1,764,228

		1,764,228
Computers (7.1%)
Anixter International, Inc.	13,700	818,301

Checkpoint Systems, Inc. †	41,000	842,550

Ixia †	47,300	793,694

Magma Design Automation, Inc. † S	93,200	466,932

Monotype Imaging Holdings, Inc. †	30,500	338,550

National Instruments Corp.	15,000	564,600

Polycom, Inc. †	28,200	1,099,236

Progress Software Corp. †	19,300	816,776

Quest Software, Inc. †	39,900	1,106,826

Riverbed Technology, Inc. †	11,000	386,870

SMART Modular Technologies (WWH), Inc. †	88,700	510,912

Synchronoss Technologies, Inc. †	20,300	542,213

VeriFone Systems, Inc. †	19,200	740,352

Xyratex, Ltd. (United Kingdom) †	50,700	826,917

		9,854,729
Consumer (0.3%)
Signet Jewelers, Ltd. (Bermuda) †	9,700	420,980

		420,980
Consumer finance (1.5%)
Cardtronics, Inc. †	32,200	569,940

Dollar Financial Corp. † S	35,600	1,019,228

Nelnet, Inc. Class A	20,200	478,538

		2,067,706
Consumer goods (0.2%)
Revlon, Inc. Class A †	30,100	296,184

		296,184
Consumer services (1.6%)
Avis Budget Group, Inc. †	107,400	1,671,144

WebMD Health Corp. † S	10,456	533,883

		2,205,027
Electrical equipment (0.3%)
II-VI, Inc. †	7,700	356,972

		356,972

17

COMMON STOCKS (93.1%)* cont.	Shares	Value

Electronics (4.2%)
Cavium Networks, Inc. †	34,000	$1,281,120

DDi Corp.	31,100	365,736

Elster Group SE ADR (Germany) † S	8,700	147,030

Entropic Communications, Inc. † S	59,100	713,928

Integrated Device Technology, Inc. †	87,800	584,748

RF Micro Devices, Inc. †	36,400	267,540

Silicon Laboratories, Inc. †	13,500	621,270

Skyworks Solutions, Inc. †	28,200	807,366

Spectrum Control, Inc. †	24,800	371,752

TTM Technologies, Inc. †	47,100	702,261

		5,862,751
Energy (oil field) (1.7%)
Cal Dive International, Inc. †	62,200	352,674

Helix Energy Solutions Group, Inc. †	44,400	539,016

Oceaneering International, Inc. †	10,300	758,389

TETRA Technologies, Inc. †	64,300	763,241

		2,413,320
Engineering and construction (0.3%)
EMCOR Group, Inc. †	12,300	356,454

		356,454
Entertainment (0.3%)
National CineMedia, Inc.	19,600	390,236

		390,236
Environmental (0.5%)
Tetra Tech, Inc. †	25,200	631,512

		631,512
Financial (2.9%)
AerCap Holdings NV (Netherlands) †	121,407	1,714,267

BGC Partners, Inc. Class A	179,700	1,493,307

KKR & Co. LP	60,900	864,780

		4,072,354
Forest products and packaging (1.1%)
Boise, Inc.	89,100	706,563

KapStone Paper and Packaging Corp. †	33,700	515,610

Neenah Paper, Inc.	15,640	307,795

		1,529,968
Gaming and lottery (0.5%)
Bally Technologies, Inc. †	15,400	649,726

		649,726
Health-care services (4.4%)
Amedisys, Inc. † S	8,800	294,800

Continucare Corp. †	83,300	389,844

Gentiva Health Services, Inc. †	10,600	281,960

Health Management Associates, Inc. Class A †	68,300	651,582

HealthSouth Corp. †	38,600	799,406

Kindred Healthcare, Inc. †	27,600	507,012

Lincare Holdings, Inc.	21,000	563,430

Magellan Health Services, Inc. †	18,000	851,040

Providence Service Corp. (The) †	24,500	393,715

Sciclone Pharmaceuticals, Inc. †	73,500	307,230

18

COMMON STOCKS (93.1%)* cont.	Shares	Value

Health-care services cont.
Select Medical Holdings Corp. †	75,185	$549,602

WellCare Health Plans, Inc. †	17,900	540,938

		6,130,559
Household furniture and appliances (0.4%)
Select Comfort Corp. †	52,700	481,151

		481,151
Investment banking/Brokerage (0.6%)
Cowen Group, Inc. †	56,300	262,358

E*Trade Financial Corp. †	33,400	534,400

		796,758
Machinery (2.2%)
Alamo Group, Inc.	16,300	453,466

Applied Industrial Technologies, Inc.	20,900	678,832

DXP Enterprises, Inc. †	36,400	873,600

Franklin Electric Co., Inc.	17,600	684,992

NACCO Industries, Inc. Class A	3,300	357,621

		3,048,511
Manufacturing (3.7%)
John Bean Technologies Corp.	35,600	716,628

LSB Industries, Inc. †	24,400	591,944

Oshkosh Corp. †	15,900	560,316

Polypore International, Inc. †	14,000	570,220

Smith (A.O.) Corp.	16,050	611,184

Standex International Corp.	15,700	469,587

TriMas Corp. †	28,300	579,018

Trinity Industries, Inc.	20,200	537,522

Valmont Industries, Inc.	5,600	496,888

		5,133,307
Medical technology (3.1%)
Bruker Corp. †	33,600	557,760

Cooper Companies, Inc. (The)	18,400	1,036,656

NxStage Medical, Inc. †	34,600	860,848

OraSure Technologies, Inc. †	84,000	483,000

Orthovita, Inc. †	85,265	171,383

STAAR Surgical Co. †	75,900	462,990

Steris Corp.	18,000	656,280

		4,228,917
Metals (1.7%)
Gibraltar Industries, Inc. †	47,339	642,390

Golden Star Resources, Ltd. (Canada) †	90,198	414,009

Horsehead Holding Corp. †	56,600	738,064

Molycorp, Inc. † S	10,500	523,950

		2,318,413
Oil and gas (3.8%)
Atwood Oceanics, Inc. †	16,600	620,342

Concho Resources, Inc. †	14,600	1,279,982

Petroquest Energy, Inc. † S	29,743	223,965

Rosetta Resources, Inc. †	38,900	1,464,196

Stone Energy Corp. † S	39,800	887,142

W&T Offshore, Inc. S	41,609	743,553

		5,219,180

19

COMMON STOCKS (93.1%)* cont.	Shares	Value

Pharmaceuticals (3.6%)
Akorn, Inc. †	74,200	$450,394

Cephalon, Inc. †	8,700	536,964

Endo Pharmaceuticals Holdings, Inc. †	24,400	871,324

Hi-Tech Pharmacal Co., Inc. †	31,711	791,189

Impax Laboratories, Inc. †	35,000	703,850

Medicis Pharmaceutical Corp. Class A	22,000	589,380

Obagi Medical Products, Inc. †	24,300	280,665

Salix Pharmaceuticals, Ltd. †	15,814	742,625

		4,966,391
Real estate (0.6%)
St. Joe Co. (The) † S	35,100	766,935

		766,935
Restaurants (2.4%)
AFC Enterprises †	65,400	909,060

DineEquity, Inc. † S	13,600	671,568

Domino’s Pizza, Inc. †	98,100	1,564,695

Ruth’s Hospitality Group, Inc. †	27,900	129,177

		3,274,500
Retail (6.2%)
Aeropostale, Inc. †	20,700	510,048

AnnTaylor Stores Corp. †	25,800	706,662

Deckers Outdoor Corp. †	14,400	1,148,256

DSW, Inc. Class A † S	23,000	899,300

GameStop Corp. Class A †	18,800	430,144

Genesco, Inc. †	12,300	461,127

Iconix Brand Group, Inc. †	27,900	538,749

Jos. A. Bank Clothiers, Inc. †	12,000	483,840

Kirkland’s, Inc. †	23,300	326,899

OfficeMax, Inc. †	31,000	548,700

Regis Corp.	21,600	358,560

Sonic Automotive, Inc. Class A † S	64,600	855,304

Tractor Supply Co.	21,200	1,027,988

Zale Corp. †	75,129	320,050

		8,615,627
Schools (1.0%)
Career Education Corp. †	25,500	528,615

ITT Educational Services, Inc. †	7,400	471,306

Lincoln Educational Services Corp.	20,600	319,506

		1,319,427
Semiconductor (1.5%)
Cirrus Logic, Inc. † S	33,500	535,330

Entegris, Inc. †	114,000	851,580

FormFactor, Inc. †	38,842	344,917

LTX-Credence Corp. †	36,700	271,580

		2,003,407
Shipping (1.5%)
CAI International, Inc. †	63,400	1,242,640

Wabtec Corp.	15,700	830,373

		2,073,013

20

COMMON STOCKS (93.1%)* cont.	Shares	Value

Software (3.2%)
Informatica Corp. †	25,800	$1,135,974

Lawson Software, Inc. †	115,600	1,069,300

MedAssets, Inc. † S	28,300	571,377

TIBCO Software, Inc. †	85,100	1,677,321

		4,453,972
Staffing (0.6%)
Heidrick & Struggles International, Inc.	15,000	429,750

On Assignment, Inc. †	50,900	414,835

		844,585
Technology (0.7%)
Tech Data Corp. †	23,400	1,030,068

		1,030,068
Technology services (1.5%)
Infospace, Inc. †	45,800	380,140

LivePerson, Inc. †	52,600	594,380

Unisys Corp. †	40,350	1,044,662

		2,019,182
Telecommunications (3.7%)
ADTRAN, Inc.	31,200	1,129,752

Aruba Networks, Inc. † S	22,600	471,888

InterDigital, Inc. †	15,300	637,092

Iridium Communications, Inc. † S	149,937	1,236,980

j2 Global Communications, Inc. †	19,000	550,050

Loral Space & Communications, Inc. †	8,100	619,650

NeuStar, Inc. Class A †	18,800	489,740

		5,135,152
Textiles (1.3%)
Perry Ellis International, Inc. †	21,108	579,837

UniFirst Corp.	11,000	605,550

Warnaco Group, Inc. (The) †	10,800	594,756

		1,780,143
Tire and rubber (0.6%)
Cooper Tire & Rubber	36,400	858,312

		858,312
Transportation (2.0%)
Fly Leasing, Ltd. ADR (Ireland)	64,100	875,606

TAL International Group, Inc.	62,600	1,932,462

		2,808,068
Transportation services (0.4%)
HUB Group, Inc. Class A †	17,000	597,380

		597,380
Trucks and parts (1.4%)
ArvinMeritor, Inc. †	92,500	1,898,100

		1,898,100

Total common stocks (cost $96,400,918)		$128,578,609

INVESTMENT COMPANIES (3.7%)*	Shares	Value

iShares Russell 2000 Growth Index Fund S	48,100	$4,204,902

MCG Capital Corp.	123,200	858,704

Total investment companies (cost $4,084,975)		$5,063,606

21

SHORT-TERMSTOCKSINVESTMENTS. (13.9%)*.	Shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	15,010,776	$15,010,776

Putnam Money Market Liquidity Fund 0.15% [e]	4,188,676	4,188,676

Total short-term investments (cost $19,199,452)		$19,199,452

TOTAL INVESTMENTS

Total investments (cost $119,685,345)		$152,841,667

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2010 through December 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $138,090,347.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Securities on loan, in part or in entirety, at the close of the reporting period.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$11,975,102	$—	$—

Capital goods	11,845,331	—	—

Communication services	5,741,824	—	—

Consumer cyclicals	20,163,621	—	—

Consumer staples	7,939,723	—	—

Energy	8,987,880	—	—

Financials	7,753,056	—	—

Health care	21,144,043	—	—

Technology	26,988,337	—	—

Transportation	6,039,692	—	—

Total common stocks	128,578,609	—	—

Investment companies	5,063,606	—	—

Short-term investments	4,188,676	15,010,776	—

Totals by level	$137,830,891	$15,010,776	$—

The accompanying notes are an integral part of these financial statements.

22

Statement of assets and liabilities 12/31/10 (Unaudited)

ASSETS

Investment in securities, at value, including $14,482,173 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $100,485,893)	$133,642,215
Affiliated issuers (identified cost $19,199,452) (Notes 1 and 5)	19,199,452

Cash	131,663

Dividends, interest and other receivables	55,843

Receivable for shares of the fund sold	160,644

Receivable for investments sold	901,373

Total assets	154,091,190

LIABILITIES

Payable for investments purchased	343,762

Payable for shares of the fund repurchased	333,055

Payable for compensation of Manager (Note 2)	73,523

Payable for investor servicing fees (Note 2)	34,406

Payable for custodian fees (Note 2)	6,522

Payable for Trustee compensation and expenses (Note 2)	60,459

Payable for administrative services (Note 2)	534

Payable for distribution fees (Note 2)	83,473

Collateral on securities loaned, at value (Note 1)	15,010,776

Other accrued expenses	54,333

Total liabilities	16,000,843

Net assets	$138,090,347

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$216,233,306

Accumulated net investment loss (Note 1)	(298,433)

Accumulated net realized loss on investments (Note 1)	(111,000,848)

Net unrealized appreciation of investments	33,156,322

Total — Representing net assets applicable to capital shares outstanding	$138,090,347

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($110,225,073 divided by 6,094,363 shares)	$18.09

Offering price per class A share (100/94.25 of $18.09)*	$19.19

Net asset value and offering price per class B share ($4,602,905 divided by 274,905 shares)**	$16.74

Net asset value and offering price per class C share ($6,413,458 divided by 383,301 shares)**	$16.73

Net asset value and redemption price per class M share ($1,222,417 divided by 71,076 shares)	$17.20

Offering price per class M share (100/96.50 of $17.20)*	$17.82

Net asset value, offering price and redemption price per class R share
($6,814,934 divided by 384,072 shares)	$17.74

Net asset value, offering price and redemption price per class Y share
($8,811,560 divided by 477,372 shares)	$18.46

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

23

Statement of operations Six months ended 12/31/10 (Unaudited)

INVESTMENT INCOME

Dividends	$495,111

Interest (including interest income of $1,981 from investments in affiliated issuers) (Note 5)	2,269

Securities lending (including interest income of $66,780
from investments in affiliated issuers) (Note 1)	68,131

Total investment income	565,511

EXPENSES

Compensation of Manager (Note 2)	392,254

Investor servicing fees (Note 2)	205,772

Custodian fees (Note 2)	8,208

Trustee compensation and expenses (Note 2)	5,750

Administrative services (Note 2)	1,953

Distribution fees — Class A (Note 2)	123,573

Distribution fees — Class B (Note 2)	21,248

Distribution fees — Class C (Note 2)	29,230

Distribution fees — Class M (Note 2)	4,361

Distribution fees — Class R (Note 2)	15,069

Other	57,943

Total expenses	865,361

Expense reduction (Note 2)	(1,417)

Net expenses	863,944

Net investment loss	(298,433)

Net realized gain on investments (Notes 1 and 3)	10,740,825

Net unrealized appreciation of investments during the period	23,861,921

Net gain on investments	34,602,746

Net increase in net assets resulting from operations	$34,304,313

The accompanying notes are an integral part of these financial statements.

24

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/10*	Year ended 6/30/10

Operations:
Net investment loss	$(298,433)	$(981,120)

Net realized gain on investments	10,740,825	25,937,336

Net unrealized appreciation of investments	23,861,921	869,596

Net increase in net assets resulting from operations	34,304,313	25,825,812

Redemption fees (Note 1)	4,761	9,662

Decrease from capital share transactions (Note 4)	(9,504,500)	(45,277,767)

Total increase (decrease) in net assets	24,804,574	(19,442,293)

NET ASSETS

Beginning of period	113,285,773	132,728,066

End of period (including accumulated net investment
loss of $298,433 and $—, respectively)	$138,090,347	$113,285,773

* Unaudited

The accompanying notes are an integral part of these financial statements.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net realized gain	return	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	on investments	of capital	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
December 31, 2010**	$13.70	(.03)	4.42	4.39	—	—	—	—	$18.09	32.04 *	$110,225	.67*	(.21)*	51.40*
June 30, 2010	11.44	(.09)	2.35	2.26	—	—	—	—	13.70	19.76	90,417	1.39 [e]	(.67) [e]	113.54
June 30, 2009	17.17	(.10)	(5.63)	(5.73)	—	—	—	—	11.44	(33.37)	106,055	1.47 [e]	(.79) [e]	132.67
June 30, 2008	24.46	(.17)	(4.08)	(4.25)	(3.01)	(.03)	(3.04)	—	17.17	(18.98)	270,720	1.52 [e]	(.84) [e]	138.44
June 30, 2007	22.58	(.21)	3.45	3.24	(1.36)	—	(1.36)	—	24.46	14.93	393,876	1.54 [e]	(.94) [e]	103.19
June 30, 2006	21.65	(.21) [f]	2.42	2.21	(1.28)	—	(1.28)	—	22.58	10.17	374,810	1.54 [e,f]	(.91) [e,f]	112.19

Class B
December 31, 2010**	$12.73	(.09)	4.10	4.01	—	—	—	—	$16.74	31.50 *	$4,603	1.05*	(.59)*	51.40*
June 30, 2010	10.71	(.17)	2.19	2.02	—	—	—	—	12.73	18.86	4,020	2.14 [e]	(1.38) [e]	113.54
June 30, 2009	16.20	(.18)	(5.31)	(5.49)	—	—	—	—	10.71	(33.89)	7,724	2.22 [e]	(1.55) [e]	132.67
June 30, 2008	23.42	(.32)	(3.86)	(4.18)	(3.01)	(.03)	(3.04)	—	16.20	(19.57)	19,668	2.27 [e]	(1.60) [e]	138.44
June 30, 2007	21.83	(.37)	3.32	2.95	(1.36)	—	(1.36)	—	23.42	14.08	53,217	2.29 [e]	(1.70) [e]	103.19
June 30, 2006	21.12	(.37) [f]	2.36	1.99	(1.28)	—	(1.28)	—	21.83	9.36	68,710	2.29 [e,f]	(1.67) [e,f]	112.19

Class C
December 31, 2010**	$12.72	(.09)	4.10	4.01	—	—	—	—	$16.73	31.53 *	$6,413	1.05*	(.59)*	51.40*
June 30, 2010	10.71	(.18)	2.19	2.01	—	—	—	—	12.72	18.77	5,266	2.14 [e]	(1.41) [e]	113.54
June 30, 2009	16.19	(.18)	(5.30)	(5.48)	—	—	—	—	10.71	(33.85)	5,859	2.22 [e]	(1.55) [e]	132.67
June 30, 2008	23.42	(.31)	(3.88)	(4.19)	(3.01)	(.03)	(3.04)	—	16.19	(19.61)	12,965	2.27 [e]	(1.59) [e]	138.44
June 30, 2007	21.82	(.37)	3.33	2.96	(1.36)	—	(1.36)	—	23.42	14.14	21,447	2.29 [e]	(1.69) [e]	103.19
June 30, 2006	21.12	(.37) [f]	2.35	1.98	(1.28)	—	(1.28)	—	21.82	9.31	21,678	2.29 [e,f]	(1.66) [e,f]	112.19

Class M
December 31, 2010**	$13.06	(.07)	4.21	4.14	—	—	—	—	$17.20	31.70 *	$1,222	.92*	(.47)*	51.40*
June 30, 2010	10.96	(.15)	2.25	2.10	—	—	—	—	13.06	19.16	1,149	1.89 [e]	(1.16) [e]	113.54
June 30, 2009	16.53	(.16)	(5.41)	(5.57)	—	—	—	—	10.96	(33.70)	1,086	1.97 [e]	(1.30) [e]	132.67
June 30, 2008	23.78	(.26)	(3.95)	(4.21)	(3.01)	(.03)	(3.04)	—	16.53	(19.39)	4,688	2.02 [e]	(1.34) [e]	138.44
June 30, 2007	22.09	(.32)	3.37	3.05	(1.36)	—	(1.36)	—	23.78	14.38	5,759	2.04 [e]	(1.43) [e]	103.19
June 30, 2006	21.31	(.32) [f]	2.38	2.06	(1.28)	—	(1.28)	—	22.09	9.61	5,688	2.04 [e,f]	(1.42) [e,f]	112.19

Class R
December 31, 2010**	$13.46	(.05)	4.33	4.28	—	—	—	—	$17.74	31.80 *	$6,815	.80*	(.34)*	51.40*
June 30, 2010	11.27	(.13)	2.32	2.19	—	—	—	—	13.46	19.43	5,355	1.64 [e]	(.92) [e]	113.54
June 30, 2009	16.95	(.13)	(5.55)	(5.68)	—	—	—	—	11.27	(33.51)	4,910	1.72 [e]	(1.05) [e]	132.67
June 30, 2008	24.24	(.21)	(4.04)	(4.25)	(3.01)	(.03)	(3.04)	—	16.95	(19.17)	12,528	1.77 [e]	(1.08) [e]	138.44
June 30, 2007	22.44	(.27)	3.43	3.16	(1.36)	—	(1.36)	—	24.24	14.65	11,905	1.79 [e]	(1.18) [e]	103.19
June 30, 2006	21.57	(.27) [f]	2.42	2.15	(1.28)	—	(1.28)	—	22.44	9.92	9,500	1.79 [e,f]	(1.17) [e,f]	112.19

Class Y
December 31, 2010**	$13.97	(.01)	4.50	4.49	—	—	—	—	$18.46	32.14 *	$8,812	.55*	(.08)*	51.40*
June 30, 2010	11.63	(.06)	2.40	2.34	—	—	—	—	13.97	20.12	7,079	1.14 [e]	(.41) [e]	113.54
June 30, 2009	17.42	(.07)	(5.72)	(5.79)	—	—	—	—	11.63	(33.24)	7,094	1.22 [e]	(.55) [e]	132.67
June 30, 2008	24.71	(.12)	(4.13)	(4.25)	(3.01)	(.03)	(3.04)	—	17.42	(18.77)	27,971	1.27 [e]	(.59) [e]	138.44
June 30, 2007	22.73	(.16)	3.50	3.34	(1.36)	—	(1.36)	—	24.71	15.28	34,532	1.29 [e]	(.69) [e]	103.19
June 30, 2006	21.73	(.15) [f]	2.43	2.28	(1.28)	—	(1.28)	—	22.73	10.46	34,466	1.29 [e,f]	(.67) [e,f]	112.19

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund.

As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2010	0.20%

June 30, 2009	0.33

June 30, 2008	0.20

June 30, 2007	0.14

June 30, 2006	0.12

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006.

The accompanying notes are an integral part of these financial statements.

28

Notes to financial statements 12/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in a portfolio primarily consisting of common stocks of small, rapidly-growing U.S. companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have the potential for capital appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied on any shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. Effective August 2, 2010, this redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from July 1, 2010 through December 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used

29

will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $14,586,963. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $15,010,776.

E) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit

30

is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2010, the fund had a capital loss carryover of $121,407,653 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$75,702,563	June 30, 2017

45,705,090	June 30, 2018

The aggregate identified cost on a tax basis is $119,962,250, resulting in gross unrealized appreciation and depreciation of $34,967,610 and $2,088,193, respectively, or net unrealized appreciation of $32,879,417.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.780% of the first $5 billion, 0.730% of the next $5 billion, 0.680% of the next $10 billion, 0.630% of the next $10 billion, 0.580% of the next $50 billion, 0.560% of the next $50 billion, 0.550% of the next $100 billion, and 0.545% of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the

31

performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.642% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the  fund’s  expenses were reduced by $234 under the expense offset arrangements and by $1,183 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $85, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of

32

up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,643 and $19 from the sale of class A and class M shares, respectively, and received $5,075 and $65 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $61,090,784 and $74,116,630, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/10		Year ended 6/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	413,106	$6,693,065	1,229,244	$16,945,837

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	413,106	6,693,065	1,229,244	16,945,837

Shares repurchased	(918,265)	(14,229,713)	(3,898,171)	(53,145,331)

Net decrease	(505,159)	$(7,536,648)	(2,668,927)	$(36,199,494)

	Six months ended 12/31/10		Year ended 6/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	31,105	$452,846	71,719	$926,220

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	31,105	452,846	71,719	926,220

Shares repurchased	(71,961)	(1,035,559)	(477,013)	(5,999,449)

Net decrease	(40,856)	$(582,713)	(405,294)	$(5,073,229)

	Six months ended 12/31/10		Year ended 6/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	22,317	$323,797	41,715	$542,862

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	22,317	323,797	41,715	542,862

Shares repurchased	(52,944)	(787,806)	(175,056)	(2,278,723)

Net decrease	(30,627)	$(464,009)	(133,341)	$(1,735,861)

33

	Six months ended 12/31/10		Year ended 6/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	3,047	$44,561	14,738	$198,752

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	3,047	44,561	14,738	198,752

Shares repurchased	(19,943)	(283,733)	(25,807)	(346,614)

Net decrease	(16,896)	$(239,172)	(11,069)	$(147,862)

	Six months ended 12/31/10		Year ended 6/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	44,472	$696,740	125,229	$1,710,242

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	44,472	696,740	125,229	1,710,242

Shares repurchased	(58,283)	(904,668)	(163,132)	(2,211,104)

Net decrease	(13,811)	$(207,928)	(37,903)	$(500,862)

	Six months ended 12/31/10		Year ended 6/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	58,462	$976,797	176,540	$2,327,633

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	58,462	976,797	176,540	2,327,633

Shares repurchased	(87,951)	(1,450,827)	(279,395)	(3,948,092)

Net decrease	(29,489)	$(474,030)	(102,855)	$(1,620,459)

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,981 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $29,425,953 and $29,044,391, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

34

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

35

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Francis J. McNamara, III
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive	Vice President, Clerk and
One Post Office Square	Officer, Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank	Vice President and	Treasurer and Assistant Clerk
and Trust Company	Principal Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
Paul L. Joskow

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA076 265543 2/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2011